UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2008

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24261	68-0140361
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California	94925
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers

On May 9, 2008, Vivian Macdonald, Vice President, Corporate Controller of Restoration Hardware, Inc. (the “Company”), notified the Company that she intends to leave the Company shortly after the closing of the proposed merger between the Company and certain affiliates of Catterton Partners, a private equity firm. The closing is expected to occur during the second quarter of fiscal year 2008. Ms. Macdonald currently serves as the principal accounting officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Date: May 15, 2008	By:	/s/ Chris Newman
	Name:	Chris Newman
	Title:	Chief Financial Officer